UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 20, 2005
                                                         ------------------
                        Atlantic Liberty Financial Corp.
                        -------------------------------
             (Exact Name of Registrant as Specified in its Charter)

    Delaware                            000-49967                 16-1615014
--------------------------             ------------             ---------------
(State or Other Jurisdiction)     (Commission File No.)        (I.R.S. Employer
  of Incorporation)                                          Identification No.)


186 Montague Street, Brooklyn, New York                            11201
---------------------------------------                          -------------
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (718) 855-3555
                                                     --------------
                                 Not Applicable
                                -------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ X] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.
                  ------------------------------------------

     On December 20, 2005 Atlantic Liberty Financial Corp. ("Atlantic Liberty"), the holding company of Atlantic Liberty Savings, F.A., a federal savings bank headquartered in Brooklyn, New York, and Flushing Financial Corporation ("Flushing") entered into an Agreement and Plan of Merger (the "Merger Agreement") which provides for the merger of Atlantic Liberty into Flushing. Flushing is the holding company of Flushing Savings Bank, FSB, a federal savings bank headquartered in Lake Success, New York. Under the terms of the Merger Agreement, stockholders of Atlantic Liberty will be given the right to elect the following consideration for each share of Atlantic Liberty common stock: (i)
1.43 shares of Flushing common stock; (ii) $24.00 in cash; or (iii) a combination of cash and stock, subject to election and allocation procedures that are intended to ensure that in the aggregate, 65% of the shares of Atlantic Liberty are converted into Flushing common stock and 35% of Atlantic Liberty shares are converted into cash. Atlantic Liberty stock options will be cashed out for the in-the-money value of such option unless the option holder elects to have all or a portion of the options converted into options to purchase Flushing common stock. The transaction has an aggregate value of approximately $41.9 million, based on Flushing's share price at the close of business on December 20, 2005.

     In connection with the parties entering into the Merger Agreement, Atlantic Liberty's Chief Executive Officer and Chief Financial Officer agreed to amend their employment agreements and enter into various other agreements, copies of which are filed as exhibits to this Form 8-K.

     The transaction is subject to customary conditions, including the receipt of required regulatory approvals and approval by Atlantic Liberty stockholders. The transaction is expected to close in the second quarter of 2006.

     A copy of the Merger Agreement is attached as Exhibit 2.1 to the Report. A copy of the press release relating to the merger is attached as Exhibit 99.1 to the Report.

Item 9.01         Financial Statements and Exhibits
                  ----------------------------------

    (a) Financial statements of businesses acquired. Not Applicable.

    (b) Pro forma financial information. Not Applicable.

    (c) Exhibits.

    The following exhibits are attached as part of this report:

    Exhibit 2.1 Agreement and Plan of Merger dated as of December 20, 2005 by and between Flushing Financial Corporation and Atlantic Liberty Financial Corp. (the schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K).

    Exhibit 10.1  Settlement Agreement with Barry M. Donohue
    Exhibit 10.2  Settlement Agreement with William M. Gilfillan
    Exhibit 10.3  Addendum to Company Employment Agreement with Barry M. Donohue

    Exhibit 10.4 Addendum to Association Employment Agreement with Barry M. Donohue
    Exhibit 10.5 Addendum to Company Employment Agreement with William M. Gilfillan
    Exhibit 10.6 Addendum to Association Employment Agreement with William M. Gilfillan
    Exhibit 10.7  Non-competition Agreement for Barry M. Donohue
    Exhibit 10.8  Non-competition Agreement for William M. Gilfillan
    Exhibit 10.9  Terminaiton Agreement and Release for Barry M. Donohue
    Exhibit 10.10 Terminaiton Agreement and Release for William M. Gilfillan
    Exhibit 99.1 Joint press release of Atlantic Liberty Financial Corp. and Flushing Financial Corporation, Inc. dated December 21, 2005 relating to the proposed merger.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           ATLANTIC LIBERTY FINANCIAL CORP.



DATE: December 23, 2005                By: /s/ Barry M. Donohue
                                           ---------------------------
                                           Barry M. Donohue
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

   Exhibit No.       Description
   -----------       -----------

    Exhibit 2.1 Agreement and Plan of Merger by and between Flushing Financial Corporation and Atlantic Liberty Financial Corp. dated as of December 20, 2005 (the schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K).
    Exhibit 10.1  Settlement Agreement with Barry M. Donohue
    Exhibit 10.2  Settlement Agreement with William M. Gilfillan
    Exhibit 10.3  Addendum to Company Employment Agreement with Barry M. Donohue
    Exhibit 10.4 Addendum to Association Employment Agreement with Barry M. Donohue
    Exhibit 10.5 Addendum to Company Employment Agreement with William M. Gilfillan
    Exhibit 10.6 Addendum to Association Employment Agreement with William M. Gilfillan
    Exhibit 10.7  Non-competition Agreement for Barry M. Donohue
    Exhibit 10.8  Non-competition Agreement for William M. Gilfillan
    Exhibit 10.9  Termination Agreement and Release for Barry M. Donohue
    Exhibit 10.10 Terminaiton Agreement and Release for William M. Gilfillan

    Exhibit 99.1 Joint Press Release of Atlantic Liberty Financial Corp. and Flushing Financial Corporation dated December 21, 2005 relating to the proposed merger.